UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 20, 2023, CASI Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders. A quorum was present at the meeting as required by the bylaws of the Company, as amended. The final voting results for the matters submitted to a vote of stockholders at the meeting are as follows, among which, the affirmative votes constitute 55.5% of the total 13,321,507 shares of the issued and outstanding common stock as of the record date of February 10, 2023 that are eligible to vote at the special meeting. No broker non-votes were counted for the proposal.

A proposal to approve and adopt the agreement and plan of merger (the “Merger Agreement”) by and between the Company and CASI Pharmaceuticals Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“CASI Cayman”), which includes a plan of merger required to be filed with the Registrar of Companies of the Cayman Islands, substantially in the form as attached as Annex A to the Merger Agreement (the “Plan of Merger”), pursuant to which the Company will merge with and into CASI Cayman, with CASI Cayman as the surviving company upon the merger becoming effective, and whereby each issued and outstanding share of the common stock of the Company will be converted into the right to receive one ordinary share, par value US$0.0001 each, of CASI Cayman, credited as fully paid (the “Redomicile Merger”).

For	Against	Abstain
7,399,153	500,992	26,347

Pursuant to the foregoing votes, the Merger Agreement, the Plan of Merger and the Redomicile Merger contemplated thereunder were approved and adopted.

Item 8.01	Other Events

On March 21, 2023, the Company completed the Redomicile Merger. Pursuant to the Merger Agreement, the Company has merged with and into CASI Cayman, with CASI Cayman as the surviving company. Each issued and outstanding share of the common stock of the Company was converted into the right to receive one ordinary share of CASI Cayman. CASI Cayman’s ordinary shares will be listed on NASDAQ under the symbol “CASI”.

The information contained under this Item 8.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This report contains certain “forward-looking statements” relating to the Company and CASI Cayman, including statements regarding the listing of CASI Cayman’s ordinary shares on NASDAQ. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. All forward-looking statements included in this report are based upon information available to the Company and CASI Cayman as of the date of this report, which may change, and the Company and CASI Cayman undertake no obligation to update or revise any forward-looking statements, except as may be required under applicable securities law.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Document

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Larry Zhang

Larry (Wei) Zhang
President

Date: March 21, 2023